EXHIBIT 99.2

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On June 19, 2003, the Company announced that it had signed a definitive agreement to acquire IDS, a privately held company based in Foster City, CA. The acquisition subsequently completed on September 24, 2003. IDS developed and licensed yield management software applications and services dedicated to the semiconductor industry to enable customers to track and identify areas for yield improvement. The acquisition of IDS will provide the Company's customers with greater capabilities for managing product yield improvement through the use of the acquired technology and services. Under the amended terms of the agreement, PDF acquired all outstanding shares of IDS in consideration for $23.0 million in cash, issuance of 2,000,000 shares of the Company's common stock valued at $25.0 million, the assumption of all outstanding stock options valued at $1.7 million and transaction costs of $1.3 million, resulting in an aggregate purchase price of $51.0 million. The fair value of the Company's common stock was determined based on the average closing price per share of the Company's common stock over a 5-day period beginning two trading days before and ending two trading days after the amended terms of the acquisition were agreed to and announced (September 3, 2003). The fair value of the options assumed were calculated as of September 24, 2003 based on the Black-Scholes options pricing model. The acquisition was accounted for using the purchase method of accounting and accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the excess purchase price allocated to goodwill.

         The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had PDF and IDS been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical condensed consolidated financial statements and related notes of PDF, included in its Form 10-K and Form 10-Q, most recently filed with the Securities and Exchange Commission on March 26, 2003 and August 14, 2003, respectively, and the historical consolidated financial statements and related notes of IDS, included elsewhere in this Form 8-K/A.

         The following unaudited pro forma condensed combined financial statements give effect to the merger between PDF and IDS using the purchase method of accounting. The unaudited pro forma condensed combined financial statements are based on the respective historical financial statements of PDF and IDS. The pro forma adjustments are based on management's estimates and independent valuation of the value of the tangible and intangible assets acquired.

         The unaudited pro forma condensed combined balance sheet assumes the merger took place on June 30, 2003 and the unaudited pro forma condensed combined statements of operations assumes the acquisition took place at the beginning of the periods presented. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002, combines PDF's statement of operations for the year ended December 31, 2002 with the statement of operations of IDS for its fiscal year ended September 30, 2002. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2003, combines PDF's statement of operations for the six months ended June 30, 2003 with the statement of operations of IDS for the six months ended March 31, 2003. As a result of the difference in fiscal year ends of PDF and IDS, the operating results of IDS for the three months ended June 30, 2003, have not been included within the pro forma statements of operations presented below. Accordingly, the following table is being provided to present the operating results for the three months ended June 30, 2003, of IDS:

                               (IN THOUSANDS)
Revenues                         $ 1,608
Costs and expenses                 3,034
Net loss                          (1,426)

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2003
                                 (IN THOUSANDS)

                                                           JUNE 30, 2003
                                                       ----------------------
                                                             HISTORICAL                 PRO FORMA
                                                       ----------------------   --------------------------
                                                          PDF          IDS      ADJUSTMENTS       COMBINED
                                                       ---------    ---------   -----------       --------
     ASSETS
Current assets:
  Cash and cash equivalents                            $  67,073    $      34    $ (22,962)   (1) $  44,145
  Accounts receivable, net of allowances                   6,584          917            -            7,501
  Prepaid expenses and other current assets                5,006          122            -            5,128
                                                       ---------    ---------    ---------        ---------
          Total current assets                            78,663        1,073      (22,962)          56,774

Property and equipment, net                                3,453          301            -            3,754
Goodwill                                                     662            -       38,894    (1)    39,556
Intangible assets, net                                     4,195            -       21,260    (1)    25,455
Other assets                                               1,815          197         (112)   (4)     1,900
                                                       ---------    ---------    ---------        ---------
          Total assets                                 $  88,788    $   1,571    $  37,080        $ 127,439
                                                       =========    =========    =========        =========
      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                     $   1,370    $     402          $ -        $   1,772
  Accrued compensation and related benefits                1,910          722            -            2,632
  Other accrued liabilities                                1,364           81          451    (4)     1,896
  Other liabilities                                        1,500            -        1,288    (5)     2,788
  Taxes payable                                              686         (238)           -              448
  Deferred revenues                                        2,163        4,305       (3,029)   (4)     3,439
  Billings in excess of recognized revenue                   274            -            -              274
  Current portion of long-term debt                           17            -            -               17
                                                       ---------    ---------    ---------        ---------
        Total current liabilities                          9,284        5,272       (1,290)          13,266

Deferred tax liabilities                                     753            -        8,708    (3)     9,461
Other long-term liabilities                                   55            -            -               55
                                                       ---------    ---------    ---------        ---------
          Total liabilities                               10,092        5,272        7,418           22,782
                                                       ---------    ---------    ---------        ---------
  Common stock                                                 3           16          (15)   (1)         3
  Additional paid-in-capital                             100,641        6,212       21,468    (1)   128,322
  Deferred stock-based compensation                         (545)        (425)        (495)   (1)    (1,465)
  Notes receivable from stockholders                      (4,614)      (3,051)       3,051    (1)    (4,614)
  Accumulated deficit                                    (16,855)      (6,453)       5,653    (1)   (17,655)
  Cumulative other comprehensive income                       66            -            -               66
                                                       ---------    ---------    ---------        ---------
          Total stockholders' equity                      78,696       (3,701)      29,662          104,657
                                                       ---------    ---------    ---------        ---------
          Total liabilities and stockholders' equity   $  88,788    $   1,571    $  37,080        $ 127,439
                                                       =========    =========    =========        =========

See notes to unaudited pro forma condensed combined financial statements.

                               PDF SOLUTIONS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             SIX MONTHS      SIX MONTHS
                                           ENDED JUNE 30,  ENDED MARCH 31,
                                                2003            2003
                                           --------------  ---------------    ------------------------
                                                      HISTORICAL                      PRO FORMA
                                           -------------------------------    ------------------------
                                                PDF              IDS          ADJUSTMENTS     COMBINED
                                           --------------  ---------------    -----------     --------
Revenues                                      $ 19,157        $  2,976        $      -        $ 22,133

Costs and expenses:
  Cost of revenues
    Direct costs of revenues                     6,958             239               -           7,197
    Amortization of acquired core
      technology                                   165               -           2,100    (2)    2,265
  Research and development                       8,785           1,862               -          10,647
  Selling, general and administrative            5,532           1,093               -           6,625
  Stock-based compensation amortization            978               -             469    (6)    1,447
  Amortization of other acquired
    intangible assets                                -               -             820    (2)      820
                                              --------        --------        --------        --------
    Total costs and expenses                    22,418           3,194           3,389          29,001
                                              --------        --------        --------        --------

Loss from operations                            (3,261)           (218)         (3,389)         (6,868)
Interest and other income, net                     720             (14)           (172)   (7)      534
                                              --------        --------        --------        --------
Loss before taxes                               (2,541)           (232)         (3,561)         (6,334)
Tax benefit                                       (531)            (62)         (1,168)   (3)   (1,761)
                                              --------        --------        --------        --------
Net Loss                                      $ (2,010)       $   (170)       $ (2,393)       $ (4,573)
                                              ========        ========        ========        ========
Net loss per share:
  Basic and diluted                           $  (0.09)                                       $  (0.19)
                                              ========                                        ========
Weighted average common shares:
  Basic and diluted                             22,551                           2,000          24,551
                                              ========                        ========        ========

See notes to unaudited pro forma condensed combined financial statements.

                               PDF SOLUTIONS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                              YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2002  SEPTEMBER 30, 2002
                                          -----------------  ------------------   -------------------------
                                                        HISTORICAL                        PRO FORMA
                                          -----------------  ------------------   -------------------------
                                                 PDF                IDS           ADJUSTMENTS      COMBINED
                                          -----------------  ------------------   -----------      --------
Revenues                                      $ 43,724           $  8,687          $      -        $ 52,411

Costs and expenses:
  Cost of revenues
    Direct costs of revenues                    14,986                336                 -          15,322
    Research and development                    15,247              2,913                 -          18,160
  Amortization of acquired core
    technology                                     164                  -             4,200    (2)    4,364
  Selling, general and administrative           10,188              1,526                 -          11,714
  Stock-based compensation amortization          2,711                  -               686    (6)    3,397
  Amortization of other acquired
    intangible assets                                -                  -             1,640    (2)    1,640
                                              --------           --------          --------        --------
    Total costs and expenses                    43,296              4,775             6,526          54,597
                                              --------           --------          --------        --------
Income (loss) from operations                      428              3,912            (6,526)         (2,186)
Interest and other income, net                   1,549               (203)             (344)   (7)    1,002
                                              --------           --------          --------        --------
Income (loss) before taxes                       1,977              3,709            (6,870)         (1,184)

Tax provision (benefit)                          1,453                250            (2,336)   (3)     (633)
                                              --------           --------          --------        --------
Net income (loss)                             $    524           $  3,459          $ (4,534)       $   (551)
                                              ========           ========          ========        ========
Net income (loss) per share:
  Basic                                       $   0.02                                             $  (0.02)
                                              ========                                             ========
  Diluted                                     $   0.02                                             $  (0.02)
                                              ========                                             ========
Weighted average common shares:
  Basic                                         21,962                                2,000          23,962
                                              ========                             ========        ========
  Diluted                                       23,199                                  763          23,962
                                              ========                             ========        ========

See notes to unaudited pro forma condensed combined financial statements.

NOTE 1.  BASIS OF PRESENTATION

         The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles
(GAAP) have been condensed or omitted pursuant to such rules and regulations. However the Company believes that the disclosures are adequate to make the information not misleading.

NOTE 2. PURCHASE PRICE ALLOCATION

         In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, the merger is accounted for as a purchase of IDS by PDF. The purchase price has been allocated based upon the fair value of the assets acquired and liabilities assumed as determined through an independent valuation. The following table summarizes the components of the total purchase price and the allocation (in thousands):

                                                 AMORTIZATION
    ALLOCATION OF PURCHASE PRICE:                 LIFE (YRS).     AMOUNT
    -----------------------------                ------------    --------
Fair value of tangible assets acquired                           $  1,459
Brand name                                            4             2,000
Contract backlog                                      1               700
Backlog renewals                                      4               900
Customer relationships                                4               800
Non-compete covenant                                  4                60
Core technology                                       4            16,800
In-process research and development*                 N/A              800
Goodwill                                             N/A           38,894
Deferred tax liabilities                                           (8,708)
Liabilities assumed                                                (2,693)
                                                                 --------
NET PURCHASE PRICE                                               $ 51,012
                                                                 ========

* In-process research and development of $800,000 was expensed in the period in which the acquisition was consummated. Accordingly the in-process research and development is reflected in the pro forma condensed combined balance sheet as an addition to accumulated deficit. The pro forma condensed combined statements of operations do not include the in-process research and development of $800,000 as it is considered a non-recurring charge.

NOTE 3. PRO FORMA ADJUSTMENTS

         The following adjustments have been reflected in the unaudited pro forma condensed combined financial statements:

(1) To record cash paid, common stock issued, and applicable purchase accounting entries including intangible assets. Common stock issued and stock options assumed in connection with the acquisition is based on the number of shares issued in the actual transaction which closed on September 24, 2003.

(2) Adjustment to record the amortization of identifiable intangible assets resulting from the allocation of the IDS purchase price. The pro forma adjustment assumes that the identifiable intangibles will be amortized on a straight-line basis over the following estimated lives (remaining intangibles including goodwill will be tested for impairment):

Brand name                              4 years
Contract backlog                        1 year
Backlog renewals                        4 years
Customer relationships                  4 years
Non-compete covenant                    4 years
Core technology                         4 years

(3) To record deferred tax liabilities resulting from the basis difference in acquired intangible assets and the related income tax effects.

(4) To adjust acquired assets and assumed liabilities to fair value.

(5) To record estimated transaction costs associated with the acquisition.

(6) Adjustment to record the estimated amortization of deferred stock-based compensation associated with stock options assumed in connection with the acquisition. The amortization of deferred stock-based compensation is based on the accelerated vesting method as prescribed under Financial Accounting Standards Board Interpretation No. 28.

(7) Adjustment to record reduction in estimated interest income earned on cash and cash equivalents as result of paying cash proceeds of $23.0 million in connection with the acquisition.